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                   MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

         THIS MORTGAGE LOAN PURCHASE AND SALE AGREEMENT (this "Agreement") dated as of December 30, 1997, is among COMMERCIAL MORTGAGE ACCEPTANCE CORP., a Missouri corporation (the "Company"), and MERRILL LYNCH MORTGAGE CAPITAL INC., a Delaware corporation (the "Seller").


                                    RECITALS

         A. The Seller intends to sell, assign and transfer to the Company, subject to the terms and conditions set forth below, the mortgage loans (the "Mortgage Loans") described in the Mortgage Loan Schedule (the "Mortgage Loan Schedule") attached hereto as Annex A and made a part hereof.

         B. The Company intends to deposit the Mortgage Loans into a trust fund (the "Trust Fund"), beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"), and in connection therewith, the Company will sell, assign and transfer the Mortgage Loans to the Trustee (defined below) in exchange for the Certificates (the "Securitization Transaction"). The Trust Fund will be created and the Certificates will be issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 1, 1997 among the Company, Midland Loan Services, L.P. ("Midland"), as Master Servicer (in such capacity, including any successor thereto, the "Master Servicer"), Midland and CRIIMI MAE Services Limited Partnership, as Special Servicers (in such capacities, including their respective successors thereto, collectively, the "Special Servicer"), LaSalle National Bank, as trustee (in such capacity, including any successor thereto, the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (in such capacity, including any successor thereto, the "Fiscal Agent"). As a part of the Securitization Transaction, on the Closing Date (defined below), the Company intends to sell certain of the Certificates to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation ("Merrill Lynch"), acting as underwriter pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated December 22, 1997 between the Company and Merrill Lynch for resale by Merrill Lynch to investors in transactions covered by the Company's registration statement filed with the Securities and Exchange Commission and certain other Certificates to Merrill Lynch acting as placement agent pursuant to a Purchase Agreement (the "Certificate Purchase Agreement") dated December 22, 1997 between the Company and Merrill Lynch for resale by Merrill Lynch to investors in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act").

         C. Certain capitalized terms used herein are defined in Annex B attached hereto and made a part hereof. Capitalized terms used herein but neither defined in Annex B nor otherwise defined herein shall have the respective meanings ascribed to such terms in the Pooling and Servicing Agreement.

                  NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated into the operative provisions of this Agreement by this reference, and for other good

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and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto hereby agree as follows:

         1. Purchase Price; Purchase and Sale. The purchase price (the "Purchase Price") for the Mortgage Loans shall be equal to $877,924,834. The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York, at 10:00 a.m. New York time, on December 30, 1997 (the "Closing Date") or at such other time and date as the parties may agree.

         On the Closing Date, the Company shall pay the Purchase Price to the Seller in immediately available funds. As of the Closing Date, the Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Company, its successors and assigns, and the Company hereby purchases, acquires and takes, all right, title and interest of the Seller in and to the Mortgage Loans, including: (i) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after December 1, 1997 (the "Cut-off Date") (whether or not received by the Seller); (ii) all other payments of interest and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal which were due on or prior to the Cut-off Date; (iii) all of the Seller's right, title and interest in and to the proceeds of any related title, hazard or other insurance policies received by the Seller on or with respect to the Mortgage Loans after the Cut-off Date; and (iv) all reserve accounts and escrow accounts, if any, established pursuant to the related Mortgage Loan Documents (collectively, the "Reserve Accounts"), and all right, title and interest of Seller in and to the funds therein.

         In connection with such transfer and assignment, (i) the Seller shall pay to the Company or its designee, on the Closing Date, an amount equal to all payments of principal and interest and escrow payments received by the Seller in respect of the Mortgage Loans which were due after the Cut-off Date, provided that with respect to all such payments received by the Seller one Business Day prior to the Closing Date or at any time thereafter, the Seller will remit such payments to the Company or its designee within two Business Days following receipt; (ii) the Seller shall deliver to the Trustee or, if applicable, the Custodian, on or prior to the Closing Date, all Mortgage Loan Documents required to be delivered by the Company to the Trustee under the Pooling and Servicing Agreement; and (iii) the Seller shall deliver to the Master Servicer, on or prior to the Closing Date, all other Mortgage Loan Documents. In connection with the Seller's delivery of Mortgage Loan Documents in accordance with the preceding sentence, the Seller hereby authorizes the Company or its designee to complete each endorsement or assignment in blank appearing thereon, if any, in such manner as the Company or such designee shall determine in the exercise of its sole discretion (provided that such endorsement or assignment will be without recourse, representation or warranty to the Seller except as expressly set forth in this Agreement). If, notwithstanding the Seller's representation to the contrary, the Seller's endorsement of any Note by allonge and delivery of such allonge, together with such Note, to the Company or the Trustee is not effective under applicable law to legally and validly assign such Note to the Company or the Trustee, as applicable, the Seller shall promptly, at its sole cost, upon the written request of the Company, the Trustee or the Master Servicer, endorse the Note so as to legally and validly assign such Note to the

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Trustee or other designee of the Company. Mortgage Loan Documents delivered to the Trustee or the Master Servicer prior to the Closing Date will be held by the Trustee or the Master Servicer, as applicable, in escrow on behalf of the Seller as its designee at all times prior to the Closing Date.

         The Seller is obligated to pay all Transaction Expenses to the extent Merrill Lynch has not agreed to be responsible for the payment thereof. The Seller shall also promptly pay, or reimburse the Master Servicer or the Company, as applicable, with respect to, the out-of-pocket expenses (including reasonable attorney's fees) incurred by the Master Servicer or the Company in preparing, executing and filing with the Commission any and all reports, statements and information respecting the Trust Fund and/or the Certificates required or specifically provided under the Pooling and Servicing Agreement to be filed on behalf of the trust created thereby with the Commission under the Securities and Exchange Act.

         The Company and the Seller acknowledge and agree that the Seller has the right and authority to appoint, or cause the appointment of, Midland as Master Servicer under the Pooling and Servicing Agreement, which appointment shall be evidenced by, and made in accordance with, that certain Master Servicing Appointment Agreement dated as of December 30, 1997 (the "Master Servicing Appointment Agreement") between the Seller and Midland.

         2. Representations and Warranties. (a) The Seller hereby represents and warrants to the Company and its successors and assigns (which the Seller acknowledges will include the Trustee, on behalf of the Certificateholders) as provided in this Agreement as of the Closing Date that:

              (i) Due Organization; Qualification. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified to transact business as a foreign corporation, in good standing and licensed in each state to the extent necessary to perform its duties and obligations under this Agreement.

              (ii) Authority. The Seller has the full power, authority and legal right to hold, transfer and convey each Mortgage Loan and to execute and deliver this Agreement and to perform all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

              (iii) No Conflicts. Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by the Seller, will (a) conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's certificate of incorporation, as amended, or other organization documents or

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    any agreement or instrument to which the Seller is now a party or by which it (or any of its properties) is bound, or constitute a default or result in an acceleration under any of the foregoing; (b) conflict with or result in a breach of any legal restriction if compliance therewith is necessary
    (1) to ensure the enforceability of this Agreement or (2) for the Seller to perform its duties and obligations under this Agreement; (c) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for the Seller to perform its duties and obligations under this Agreement; or (d) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument, or materially impair the ability of the Company to perform its obligations under this Agreement.

              (iv) Solvency. The Seller is solvent and the sale of the Mortgage Loans (1) will not cause the Seller to become insolvent and (2) is not intended by the Seller to hinder, delay or defraud any of its creditors.

              (v) No Consent Required. No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over the Seller is required for (a) the Seller's execution and delivery of this Agreement, (b) the Seller's transfer and assignment of the Mortgage Loans, or (c) the consummation by the Seller of the transactions contemplated by this Agreement or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except that the Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary for the Seller to perform its duties and obligations under this Agreement.

              (vi) Reasonable Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans constitutes fair consideration and reasonably equivalent value for such Mortgage Loans.

              (vii) Ability to Perform. The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of the Seller contained in this Agreement.

              (viii) No Litigation Pending. There are no actions, suits or proceedings pending or to Seller's knowledge threatened against the Seller which draw into question the validity of this Agreement or which (if decided adversely to the Seller), either in any one instance or in the aggregate, would result in any material adverse change in the business, operations, or financial condition of the Seller or would impair materially the ability of the Seller to perform its duties and obligations under this Agreement.

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              (ix) Ordinary Course of Business. The consummation of the
    transactions contemplated by this Agreement is in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

              (x) No Brokers. The Seller has (A) not dealt with any Person (other than the Company or Merrill Lynch) that may be entitled, by reason of any act or omission of the Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to the Company hereunder and
    (B) has no obligation with respect to any commission or compensation owed to the Company or Merrill Lynch in connection with the sale of the Mortgage Loans to the Company hereunder except as provided in the Underwriting Agreement, the Certificate Purchase Agreement or this Agreement.

              (xi) No Untrue Information. The Offering Documents (defined below) (excluding any description of the Company or Midland contained therein under any section thereof captioned "The Depositor" or "The Master Servicer") do not contain any untrue statement of a material fact and do not omit to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (xii) No Default. The Seller is not in default or breach of any agreement or instrument to which the Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

         (b) The Seller (with respect to each of the Mortgage Loans) hereby represents and warrants to the Company and its successors and assigns (which the Seller acknowledges will include the Trustee, on behalf of the Certificateholders) as provided in this Agreement that as of the date specified below or, if no such date is specified, as of the Closing Date:

              (1) The information set forth in the Mortgage Loan Schedule attached thereto is true, complete and correct in all material respects.

              (2) All payments required to be made under the terms of the Mortgage Loan (inclusive of any applicable grace or cure period) have been made, and no delinquency in excess of 30 days beyond the applicable Due Date has occurred within the last twelve months.

              (3) As of the date of its origination, each Mortgage Loan either complied with, or was exempt from, applicable state or federal laws, regulations and requirements pertaining to usury, and the related Originator complied in all material respects with all other federal, state or local laws applicable to its origination.

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              (4) Except in the case of the Franklin Mills Loan, the proceeds of such Mortgage Loan have been fully disbursed, and there is no requirement for future advances thereunder. In the case of the Franklin Mills Loan, neither the Trust Fund nor any Certificateholder will be required to make any future advances thereunder. In the case of the Franklin Mills Loan, the Seller will be required to make any such future advances.

              (5) Each related Mortgage Loan Document is the legal, valid and binding obligation of the related borrower or other party executing such Mortgage Loan Document, enforceable in accordance with its terms, there is no valid offset, defense or counterclaim to any Mortgage Loan, and no default, breach, violation or event of acceleration exists under the related Mortgage or the related Note.

              (6) The Seller is the sole owner and holder of such Mortgage Loan, has full right and authority to sell and assign such Mortgage Loan, and the Seller's execution and delivery of an assignment of the related Mortgage and endorsement and delivery of the related Note validly conveys all of its right, title and interest in such Mortgage Loan free and clear of encumbrances of any nature.

              (7) The related Mortgage Loan Documents create a valid first lien on the related Mortgaged Property (not including personal property) and a valid first priority assignment of all leases of the related Mortgaged Property, subject only to (A) the lien of current real estate taxes and special assessments not yet delinquent or accruing interest or penalties,
    (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (C) senior leases and subleases pertaining to such Mortgaged Property, and (D) other matters (excepting any mechanics' and materialmen's liens or liens in the nature thereof) to which like properties are commonly subject (all of the foregoing collectively the "Permitted Encumbrances"). Uniform Commercial Code financing statements have been filed or recorded (or sent for filing or recording) as necessary to perfect the Seller's security interest in personal property constituting a part of the Mortgaged Property and in which a security interest can be perfected by the filing of such financing statements.

              (8) The related Mortgage and the related Note have not been materially impaired, waived, modified, satisfied, canceled or subordinated, and neither the related Mortgaged Property nor the related borrower has been released from such Mortgage in any manner which would materially impair the security provided by such Mortgage.

              (9) The Seller has not, directly or indirectly, advanced funds to, or received any payment of any amount required under the related Note or the related Mortgage from, a person other than the related borrower.

              (10) There are no condemnation proceedings pending or threatened with respect to any Mortgaged Property which would materially and adversely affect the value of such Mortgaged Property, and no Mortgaged Property has been materially damaged.

              (11) The related Mortgage is insured by a title insurance policy or will be insured pursuant to a pro forma or specimen policy or a "marked-up" title insurance commitment issued in connection with the closing of such Mortgage Loan (a "Title Policy") in an amount not less than the stated principal amount of such Mortgage Loan (or, in the case of a Mortgage Loan secured by more than one Mortgaged Property, in an amount not less than the applicable allocated loan amount) to be a valid first lien on the related Mortgaged Property (not including personal property or fixtures), subject only to Permitted Encumbrances. Such Title Policy contains only those exceptions for encroachments, boundary and other survey matters and for easements not shown by the public records as are customarily accepted by prudent commercial mortgage lenders in the related jurisdiction. No material encroachments exist with respect to the related Mortgaged Property. No claims have been made by the Seller under such Title Policy, and to the Seller's knowledge, the coverage of such Title Policy has not been materially impaired.

              (12) Each Mortgaged Property is insured by a fire and extended perils insurance policy, a business interruption or rental continuation insurance policy, a comprehensive general liability policy and, if any material improvement on such Mortgaged Property is located in a designated special flood hazard area, a flood insurance policy.

              (13) Based upon a survey, the Title Policy and other documents contained in the related Mortgage File, at the time of origination of each Mortgage Loan, the related borrower had sufficient rights with respect to amenities and ingress and egress identified in an appraisal of the related Mortgaged Property as being critical to the appraised value thereof, and adequate utility services were available at such Mortgaged Property, none of which is subject to revocation as a result of a foreclosure or a change in ownership of an adjacent property.

              (14) With respect to each Mortgage Loan secured in whole or in part by a leasehold interest in the related Mortgaged Property, other than a mortgage loan also secured by a fee interest in the same Mortgaged
    Property:

              (A) the lease creating such leasehold interest is in full force and effect, without any existing defaults and unmodified in any material manner except pursuant to written instruments contained in the Mortgage File, such lease or a memorandum thereof has been recorded, and the effective term of such lease extends not less than 10 years beyond the term of the related Mortgage Loan (or the Mortgage also encumbers the related fee estate);

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              (B) the related borrower is permitted to mortgage and sublease its leasehold interest, and except as may be indicated in the related Title Policy, the related Mortgage is a first priority lien on such leasehold interest;

              (C) the mortgaged leasehold interest may be transferred in a foreclosure of the related Mortgage or a conveyance in lieu thereof, and thereafter may be transferred, upon notice to, but in the case of a transfer to the Trustee, without the consent of, the related lessor (or, if any such consent is required, either (1) it has been previously obtained or (2) it is not to be unreasonably withheld) provided that such lease has not been terminated and all amounts owed thereunder have been paid;

              (D) except in the case of the ground lease with respect to Tower 45 (as to which there can be no default), the related lessor has agreed, in writing: (1) to provide the mortgagee with a notice of any default by the related borrower under such lease, and a cure period equal to the time provided to such lessee under such lease; (2) that such Ground Lease may not be modified or terminated without the mortgagee's consent and (3) the lessor has agreed to provide the mortgagee with a new lease under the same terms and conditions as the existing lease; and

              (E) the related Mortgage Loan Documents and such lease provide that any insurance or condemnation proceeds with respect to a partial loss or taking of the related Mortgaged Property will be applied to the restoration of such Mortgaged Property or to the related Mortgage Loan.

              (15) With respect to each Mortgage Loan secured by both a leasehold and a fee interest in all or a portion of the related Mortgaged Property, such related fee interest is subordinate to the lien of the related Mortgage and, except as approved by the related Originator or the Seller, any right of the related fee owner to cure a default by the borrower under the related Mortgage is limited to no more than a (A) 30 day period, after notice is given to such fee owner, to cure monetary defaults, and (B) 60 day period, after such notice, to cure other defaults or, alternatively, to commence proceedings to recover possession of such Mortgaged Property plus a reasonable cure period after recovery of possession if such proceedings are pursued in good faith and with due diligence.

              (16) Except with respect to the Copley Class B Note and the Additional Amount with respect to the Franklin Mills Loan, the related Mortgaged Property is not collateral or security for the payment or performance of any obligations owed to the Seller other than one or more of the Mortgage Loans, and to the Seller's knowledge, any obligations owed to any other person except for security interests in personal property and fixtures.

              (17) Except with respect to the Copley Class B Note and the Additional Amount with respect to the Franklin Mills Loan, no Mortgage Loan is subject to cross-

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    default provisions with respect to any indebtedness other than one or more of the Mortgage Loans.

              (18) Each Mortgage Loan is a "qualified mortgage" for purposes of
    Section 860G of the Code.

              (19) Each Mortgage provides for (i) the appointment of a receiver upon an "Event of Default" with respect to the applicable Mortgage Loan, and (ii) the application of insurance and condemnation proceeds either to the payment of the indebtedness evidenced by the related Note or to the restoration of the applicable Mortgaged Property.

              (20) A Phase I Environmental Report and, if recommended by the Phase I Environmental Report, a Phase II Environmental Report were obtained with respect to the related Mortgaged Property, and, such Environmental Report(s) did not indicate the existence of conditions which would constitute a material violation of applicable environmental law or require clean-up or other remedial action with respect to hazardous materials with the exception of conditions which could be brought into compliance with applicable environmental law or remediated by the taking of certain actions for which a sufficient escrow of funds has been established, an environmental insurance policy or an indemnity for costs has been obtained or such compliance actions or remediation was completed prior to origination of such Mortgage Loan. Other than with respect to any conditions identified in such Environmental Report(s), the Seller is without knowledge of any significant failure of the related Mortgaged Property to comply with applicable environmental law or any actual or threatened significant release of hazardous materials in respect of such Mortgaged Property in violation of applicable environmental law.

              (21) Each Borrower in respect of a Mortgage Loan is a "special purpose entity."

              (22) The related Mortgaged Property complies, in all material respects, with all laws and regulations pertaining to the zoning, use and occupancy thereof (excluding applicable environmental laws which are addressed in (18) above) and all applicable insurance requirements, except such non-compliance (A) which does not materially and adversely affect the value or intended use of such Mortgaged Property, (B) which was specifically included in the determination of such Mortgaged Property's Appraised Value, or (C) for which a Reserve Account has been established to pay the estimated costs to correct such non-compliance.

              (23) The related Mortgage Loan Documents provide for recourse against the related borrower for damages sustained in connection with fraud, intentional misrepresentations or misappropriation of tenant security deposits or rent. The related Mortgage Loan Documents contain an indemnity from the related borrower for damages resulting from violations of applicable environmental laws.

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              (24) The Reserve Account, if any, with respect to each Mortgage
    Loan contains all amounts required by the terms of the Mortgage Loan Documents (inclusive of any applicable grace or cure period) to be on deposit therein as of such date, and all such amounts are being transferred to the Depositor as of such date.

              (25) For each Mortgage that is a deed of trust or trust deed, a duly qualified trustee either (A) has been designated or (B) may be substituted for the currently designated trustee in accordance with applicable law.

              (26) Such Mortgage Loan is a whole loan, and the related Mortgage Loan Documents do not provide for any (A) equity participation by the Seller, (B) negative amortization (except from and after the Anticipated Repayment Dates of the respective Mortgage Loans) or (C) contingent or additional interest in the form of participation in the cash flow or proceeds realized on disposition of the related Mortgaged Property. The Seller has no ownership interest in such Mortgaged Property or the related borrower.

              (27) Based upon applicable laws, rules and regulations, no tax, governmental assessment or any installment thereof affecting such Mortgaged Property (excluding any related personal property) due and owing and which might give rise to a lien superior to the related Mortgage, has become delinquent such that (A) the related taxing authority may commence proceedings to collect such tax, assessment or installment or (B) any interest or penalties have commenced to accrue thereon.

              (28) The related Note and Mortgage contain customary and enforceable provisions adequate for the practical realization by the holder thereof of its remedies against the related Mortgaged Property, including, as applicable, judicial or non-judicial foreclosure.

              (29) A tenant estoppel was obtained from all tenants whose leases covered more than 10% of the net leasable area of the related Mortgaged Property, and based upon such estoppel, no defaults with respect to any such lease existed as of the date of such estoppel which could have a material adverse effect on the value of the applicable Mortgaged Property. To the Seller's knowledge, no default or any condition which, but for the passage of time or the giving of notice, or both, would result in such a default, exists with respect to such leases.

              (30) The related Mortgage Loan Documents contain: (A) a representation, warranty or covenant that the related borrower will not use, cause or permit to exist on the related Mortgaged Property any violation of Environmental Law or (B) an indemnity with respect to any such violation in favor of the mortgagee.

              (31) The related Mortgaged Property has been inspected on behalf of the related Originator or the Seller within the last 12 months.

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              (32) The related Mortgage contains a provision for acceleration of the Mortgage Loan if the related borrower encumbers the related Mortgaged Property without the prior written consent of the mortgagee thereunder.

              (33) Each borrower has obtained all permits and licenses of any governmental agency required for the operation of its Mortgaged Property for its intended purpose.

              (34) No Mortgage Loan (other than the Shilo Loan) permits a partial defeasance or release of one or more Mortgaged Properties other than upon the deposit by the related borrower of collateral in an amount equal to at least 125% of the allocated loan amount of the released Mortgaged Property.

              (35) Each Mortgage Loan is principally secured by an interest in real property and either (A) the fair market value of such real property, after reduction by the amount of any lien on the property which is senior to the Mortgage Loan and a proportionate amount of any lien that is, or is explicitly permitted to be, in parity with the Mortgage Loan, was at least equal to 80% of the adjusted issue price of such Mortgage Loan on the date of origination or, if such Mortgage Loan has been "significantly modified" within the meaning of Section 1001 of the Code, on the date of such modification (unless such modification may be disregarded under Treas. Reg. Sec. 1.860G-2(b)(3)) or (B) substantially all of the proceeds of such Mortgage Loan were used to acquire or improve or protect an interest in real property that, at origination, was the only security for such Mortgage Loan. The Copley Class B Note and the Franklin Mills Loan meet the principally secured by an interest in real property test above set forth in this paragraph.

              (36) With respect to each Mortgage Loan that contains any defeasance provision, such provision complies with the terms and provisions of Treas. Reg. ss. 1.860G-2(a)(8) or any successor provision thereto, (a) restricting substitute collateral to government securities (as defined in section 2(a)(16) of the Investment Company Act of 1940, as amended); (B) limiting any release of the lien to situations which facilitate the disposition of the Mortgaged Property or any other customary commercial transactions; and (c) prohibiting any such release within 2 years of the Startup Date (as defined in the Code).

              (37) Each Mortgage Loan is a fixed rate mortgage loan.

              (38) The servicing and collection procedures used with respect to each Mortgage Loan have been in all material respects legal and prudent and have met customary standards utilized by prudent institutional mortgage lenders in their commercial mortgage servicing business.

              (39) Each Mortgage Loan contains a valid and enforceable "due-on-sale" clause.

         Each of such representations and warranties, to the extent related to the enforceability of any document or as to offsets, defenses, counterclaims or rights of rescission, is qualified to the extent that: (1) enforcement may be limited (A) by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, (B) by general principles of equity (regardless of whether such enforcement is considered in proceeding in equity or at law) and (C) by any applicable anti-deficiency law or statute; and (2) such document may contain certain provisions which may be unenforceable in accordance with their terms, in whole or in part, provided, that notwithstanding such unenforceability, the holder of such Mortgage Loan would be entitled to substantially all of the expected benefits of such agreement.

         3. Remedies for Breach of Certain Representations and Warranties. (a) It is understood and agreed that the representations and warranties set forth in this Agreement shall survive the sale of the Mortgage Loans to the Company, shall inure to the benefit of the Company and shall also inure to the benefit of the Trustee (for the benefit of the Certificateholders) as the transferee of the Company, notwithstanding (1) any restrictive or qualified endorsement on any Note, Assignment of Mortgage or reassignment of Assignment of Leases, Rents and Profits, (2) any termination of this Agreement or (3) the examination by any Person of, or failure by any Person to examine, any Mortgage File.

         (b) Upon the discovery by the Seller or the Company that (i) a document required to be delivered pursuant to Section 2.1 of the Pooling and Servicing Agreement in connection with any Mortgage Loan has not been executed or received, has not been recorded or filed (if required), appears not to be what it purports to be or has been torn, mutilated or otherwise defaced (such Mortgage Loan, a "Defective Document Mortgage Loan") or (ii) a breach of any of the representations and warranties set forth in Section 2(b) or a default in the performance of any of the covenants or other obligations of the Seller under this Agreement has occurred (such breach or default, a "Breach") which, in the case of either clause (i) or clause (ii), materially and adversely affects the interest of the owner(s) of the related Mortgage Loan or Loans, who may include Certificateholders, or the value of the related Mortgage Loan or Loans, the party discovering (x) that a Mortgage Loan is a Defective Document Mortgage Loan or (y) the existence of a Breach (any such Mortgage Loan as described in the preceding clause (x) or so affected by a Breach as described in preceding clause (y), a "Defective Mortgage Loan") shall give prompt written notice thereof to the other party, the Trustee, the Custodian (if any), the Master Servicer and the Special Servicer. Within 90 days of its discovery or its receipt of notice of any such Defective Mortgage Loan (including such notice given by the Company, the Trustee, the Custodian (if any), the Master Servicer or the Special Servicer), the Seller shall (i) promptly cure such defect or Breach in all material respects or (ii) repurchase the Defective Mortgage Loan or Loans at the Repurchase Price for such Mortgage Loan or Loans in accordance with the directions of the Trustee or the owner(s) of such Defective Mortgage Loans, as applicable; provided, however, if such defect or Breach cannot be cured within such 90-day period, so long as the Seller shall be actively and diligently attempting to cure such defect or Breach, such 90-day period shall be extended for an additional 90 days; provided further that no such extension shall be applicable unless the Seller delivers to the Company (or its successor in interest) an officers' certificate (i) describing the measures being taken to cure such defect or Breach and (ii) stating that the Seller believes such defect or Breach will be cured within such additional 90-day period. If any Mortgage Loan fails to constitute a Qualified Mortgage by reason of defective or missing documentation as described above or a breach of a representation, warranty, or covenant of the Seller pursuant to this Agreement, the Seller shall correct such condition, defect or breach or repurchase such Mortgage Loan at the Repurchase Price within 90 days of discovery of such failure by any of the Seller, the Company, the Trustee, the Master Servicer or the Special Servicer (and upon such discovery, such person will immediately notify the others of such defect or breach), and no extension of the 90-day period shall apply. The payment of the Repurchase Price with respect to any Mortgage Loans repurchased by the Seller shall be paid in accordance with the directions of the Trustee or the owner(s) of such Mortgage Loans, as applicable. It is understood and agreed that the obligations of the Seller set forth in this Section 3(b) to cure or repurchase a Defective Mortgage Loan constitute the sole remedies available to the Company and its successors and assigns respecting a breach of the representations and warranties of the Seller set forth in Section 2(b). Upon any such repurchase of a Mortgage Loan by the Seller, the Company shall execute and deliver or shall cause the Trustee or the owner of such Mortgage Loan, as applicable, to execute and deliver such instruments of transfer or assignment presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), and shall deliver or cause such owner to deliver, the related Mortgage File to the Seller or its designee after receipt of the related Repurchase Price.

         (c) Except as expressly set forth in Section 3(b), no provision of this Agreement shall be interpreted as limiting (or otherwise be deemed to limit) the right of the Company, its successors or assigns to pursue any remedies it may have under this Agreement, in equity or at law, in connection with any breach by the Seller of any term hereof.

         (d) The Seller hereby acknowledges the assignment by the Company to the Trustee, as trustee under the Pooling and Servicing Agreement, for the benefit of the Certificate-holders, of the representations and warranties contained in this Agreement and of the obligation of the Seller to cure or repurchase Defective Mortgage Loans pursuant to this Section. The Trustee or its designee may enforce such obligation to the same extent as the Company has rights to enforce such obligation pursuant to this Section.

         4. Provision of Information; Offering Documents. In connection with the sale of the Mortgage Loans hereunder and the Securitization Transaction, the Seller is furnishing to the Company and its designees information (other than information describing the Company or Midland) which the Company, in its sole discretion reasonably exercised, determines is necessary in the marketing and sale of the Certificates (including compliance with federal securities laws or state "Blue Sky" laws). The Seller (a) understands that the Company and its designees are using such information in offering or transaction documents relating to the marketing and sale of the Certificates, including, without limitation, an amendment to the Company's registration statement, a preliminary Prospectus Supplement, a final Prospectus Supplement, a preliminary Private Placement Memorandum, a final Private Placement Memorandum, Term Sheets and other sale documents (collectively, as any of the foregoing may from time to time be amended or supplemented, the "Offering Documents"), (b) agrees that the Company and its designees are entitled to rely on the true, correct and complete nature of such information and have no obligation to independently verify the accuracy and completeness of any of such information, and (c)(i) will, on or before the Closing Date, review all disclosures contained in the Offering Documents other than those describing the Company or Midland, (ii) will, on or before the Closing Date, confirm in writing to the Company and its designees that such disclosures do not contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are being made, not misleading, such written confirmation to be in a form satisfactory to the Company, and (iii) will, thereafter, notify the Company immediately if any event shall occur or condition shall exist as a result of which the Seller becomes aware that any such disclosures contain an untrue statement of a material fact or an omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are being made, not misleading.

         5. Indemnification. (a) The Seller shall indemnify and hold harmless each of the Company, its Affiliates, and their respective officers and directors, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") (a "Controlling Person") (collectively, for purposes of this Section 5, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, to which they may become liable under the Securities Act, the Securities Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or the omission or alleged omission to state in such Offering Documents a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Seller will not be liable in any such case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was contained in any description of the Company or Midland under any section in an Offering Document captioned "The Depositor" or "The Master Servicer". Promptly after the receipt by any Indemnified Party under this Section 5(a) of a notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the Seller under this Section 5(a), notify the Seller in writing of the commencement thereof, but failure to notify the Seller of any such claims shall not relieve the Seller from any liability which it may have to any Indemnified Party except to the extent that the Seller was prejudiced by such failure. The Seller will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Seller elects to assume the defense, such defense shall be conducted by legal counsel reasonably satisfactory to the Indemnified Parties. In the event the Seller elects to assume the defense of any such suit and retain such legal counsel, any Indemnified Party that is a defendant in the suit may retain additional legal counsel but shall bear the legal fees and disbursements of such legal counsel unless (A) the Seller and such Indemnified Party shall have mutually agreed to the retention of such legal counsel or (B) the named parties to any such proceeding (including any impleaded parties) include both the Seller and such

Indemnified Party, and representation of both such parties by the same legal counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Seller shall not, in connection with any proceeding or related proceedings, be liable for the legal fees and disbursements of more than one legal counsel, together with such local counsel as may be applicable, for all the Indemnified Parties and that to the extent the Seller is responsible for the legal fees and disbursements of the separate legal counsel of the Indemnified Parties as provided in clause (A) or clause
(B) of the immediately preceding sentence, all such legal fees and disbursements shall be reimbursed by the Seller as they are incurred. The Seller shall not be liable to indemnify any person for any settlement of any claim effected without the Seller's prior written consent, which consent will not be unreasonably withheld or delayed. The Seller shall not, without the prior written consent of any Indemnified Party, which consent will not be unreasonably withheld or delayed, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity is or could have been sought hereunder by such Indemnified Party.

         (b) If the indemnification provided for in Section 5(a) above is unavailable to hold harmless an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then the Seller shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Seller on the one hand and such Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, including, without limitation, the relative benefits received by the Seller and the Indemnified Party in connection with the Securitization Transaction. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller or by such Indemnified Party and such parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 5(b) shall be deemed to include any legal fees and disbursements or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this Section 5(b). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the Seller under this Section 5(b) notify the Seller, but the omission to so notify the Seller shall not relieve it from any other obligation it may have to a party entitled to contribution except to the extent it was prejudiced by such failure.

         6. Closing Conditions. The closing for the purchase and sale of the Mortgage Loans under this Agreement is subject to the satisfaction of each of the following conditions on or before the Closing Date:

         (a) All of the representations and warranties of the Seller set forth in Section 2 shall be true and correct in all material respects as of the Closing Date.

         (b) All closing documents specified in Section 7 shall be duly executed and delivered by the respective signatories thereto.

         (c) All other terms and conditions of this Agreement required to be performed or complied with on or before the Closing Date shall have been performed or complied with, and the Seller and the Company shall have the ability to perform or comply with all duties, obligations, provisions and terms required to be performed or complied with after the Closing Date.

         (d) The Certificates to be rated shall have been assigned ratings by the applicable Rating Agencies as and to the extent described in the Offering Documents.

         (e) The Company shall have paid the Purchase Price to the Seller in accordance with Section 1.

         (f) The Seller shall have paid (or made arrangements to pay) the Transaction Expenses which Merrill Lynch has not agreed to pay.

         (g) The Seller shall have delivered the Mortgage Loan Documents to the Trustee, the Custodian (if applicable) and the Master Servicer as provided in
Section 1.

         7. Closing Documents. Agreements and other documents required to be duly executed and delivered by the signatories thereto on or before the Closing Date are as follows:

         (a) This Agreement.

         (b) A true, correct and complete copy of the Seller's Certificate or Articles of Incorporation as certified by the Secretary of State of Delaware and a certificate of good standing with respect to the Seller from such Secretary of State, dated not earlier than 30 days and 20 days, respectively, prior to the Closing Date.

         (c) True, correct and complete copies of the Seller's Bylaws and resolutions of the Board of Directors (and, if applicable, the shareholders) of the Seller authorizing the transactions contemplated by this Agreement certified as being in full force and effect as of the Closing Date by the President, a Vice President, Secretary or Assistant Secretary of the Seller.

         (d) A true, correct and complete copy of the Company's Certificate or Articles of Incorporation as certified by the Secretary of State of Missouri and a certificate of good standing with respect to the Company from such Secretary of State, in each case dated not earlier than 20 days prior to the Closing Date.

         (e) True, correct and complete copies of the Company's Bylaws and resolutions of the Board of Directors (and, if applicable, the shareholders) of the Company authorizing the transactions contemplated by this Agreement certified as being in full force and effect as of the Closing Date by the President, a Vice President, Secretary or Assistant Secretary of the Company.

         (f) Opinions of counsel for the Seller or other appropriate reliance letters, in form acceptable to the Company, the Trustee and the Rating Agencies as to various corporate matters and such other matters as shall be required for the assignment of the ratings to the Certificates or as required by the Certificate Purchase Agreement or the Underwriting Agreement, and in connection therewith, it is agreed that such opinions and reliance letters shall expressly provide that the Company, the Rating Agencies, the Trustee and the Fiscal Agent shall be entitled to rely thereon.

         (g) All other information, documents, certificates or letters with respect to the Mortgage Loans or the Seller and its Affiliates as are reasonably requested by the Company in order for the Company to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Pooling and Servicing Agreement, the Certificate Purchase Agreement, the Underwriting Agreement or any related agreements at or prior to the Closing Date.

         8. Seller's Costs. The Seller shall pay 100 percent of all costs and expenses incidental to the performance of its duties and obligations under this Agreement, including, without limitation, costs and expenses incurred by the Seller (including the fees and disbursements of the Seller's counsel) in reviewing, and providing opinions relating to, the Pooling and Servicing Agreement, the Offering Documents and this Agreement and the Seller's out-of-pocket expenses relating to meetings with the Rating Agencies or other circumstances in which the Company or Merrill Lynch specifically requests the Seller's assistance.

         9. Notices. All communications hereunder shall be in writing and effective only upon receipt and, if sent to the Company, will be mailed, delivered or transmitted by facsimile and confirmed to it at 210 W. 10th Street, Kansas City, Missouri 64105, Attention: President, Telecopy No.: (816) 435-2327, or, if sent to the Seller, will be mailed, delivered or transmitted by facsimile and confirmed to it at Merrill Lynch World Headquarters, World Financial Center, North Tower, New York, New York 10281, Attention: John Gluszak, Telecopy No.:(212) 449-2629, or, in the case of either party, such other address as may hereafter be furnished to the other party by like notice.

         10. [RESERVED]

         11. Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and except as expressly set forth in this Agreement, no other person will have any right or obligation hereunder.

         12. GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. IN FURTHERANCE, BUT NOT IN LIMITATION, OF THE PRECEDING SENTENCE, THE PARTIES AGREE THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

         13. Miscellaneous. (a) This Agreement supersedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

         (b) This Agreement may not be changed in any manner which would have a material adverse effect on Certificateholders without the prior written consent of the Trustee. The Trustee shall be protected in consenting to any such change to the same extent provided in Section 10.7 of the Pooling and Servicing Agreement.

         (c) This Agreement may be executed in any number of counterparts, each of which shall, for all purposes, be deemed to be an original and all of which shall together constitute but one and the same instrument.

         (d) If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then, to the extent permitted by applicable law, such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         (e) It is the express intent of the parties hereto that the conveyance contemplated by this Agreement be, and be treated for all purposes as, a sale by the Seller of all the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Seller then (a) this Agreement shall also be deemed to be a security agreement under applicable law; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Seller to the Company of a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the possession by the Company or any successor thereto of the related Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the Company's security interest pursuant to Section 9-305 of the Illinois Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (d) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from Persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Company or any successor thereto for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Company pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby.

         (f) The Seller agrees to execute and deliver such instruments and documents and take such actions as the Company may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement. Without limiting the foregoing, the Seller shall promptly deliver to the Trustee or the Master Servicer, as applicable, all Mortgage Loan Documents which were unavailable for delivery as fully recorded or filed documents on the Closing Date upon receipt thereof from title insurance companies, closing counsel and the like, and in addition, the Seller shall furnish in writing from time to time recording and filing information with respect to such Mortgage Loan Documents promptly after such information becomes available to the Seller, and in connection therewith, the Seller hereby authorizes the Company, the Trustee and the Master Servicer to add such information to, or substitute exhibits containing such additional information for exhibits attached to, each related Assignment of Mortgage or reassignment of Assignment of Leases, Rents and Profits. The Seller shall deliver or furnish to the Trustee or the Master Servicer, as applicable, within forty-five (45) days after the Closing Date all Mortgage Loan Documents not delivered to the Company on the Closing Date and all recording and other information with respect to the Mortgage Loan Documents not furnished to the Trustee or the Master Servicer, as applicable, on the Closing Date, and if the Seller fails to do so with respect to any Mortgage Loan, such Mortgage Loan shall be a Defective Mortgage Loan.

                           [Signatures on Next Page]

         IN WITNESS WHEREOF, the Company and the Seller have caused this Agreement to be duly executed by their authorized officers as of the day and year first above written.


                                       COMMERCIAL MORTGAGE ACCEPTANCE CORP.


                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------

                                       MERRILL LYNCH MORTGAGE CAPITAL INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------

                                    ANNEX B


                             CERTAIN DEFINED TERMS
                             ---------------------

         "Mortgage Loan Documents": With respect to each Mortgage Loan, any and all written agreements, instruments or documents which evidence, secure, guarantee or otherwise relate to such Mortgage Loan, including, without limitation, (i) all documents, instruments and agreements related to the Mortgage Loan to be included in either the Master Servicer Mortgage File or the Trustee Mortgage File pursuant to the Pooling and Servicing Agreement; (ii) any and all amendments, modifications and supplements to, and waivers related to, any of the foregoing; and (iii) originals or copies of the related appraisals, architectural and engineering reports, surveys, title reports, commitment letters, powers of attorney, opinions of counsel, closing/settlement statements and all reports, statements and other papers (including electronic media) obtained or maintained in connection with the origination or servicing of such Mortgage Loan.

         "Term Sheets": Computational Materials, ABS Term Sheets and Collateral Term Sheets as those terms are used in the following no-action letters issued by the Securities and Exchange Commission: Kidder Peabody Acceptance Corporation I, Kidder Peabody & Co. Incorporated and Kidder Structured Asset Corporation (available May 20, 1994); Public Securities Association (available May 24, 1994) and Public Securities Association (available February 17, 1995).

         "Transaction Expenses": Any and all costs and expenses reasonably incurred by the Company, and certain other costs and expenses reasonably incurred by other parties to the Securitization Transaction, in connection with the Securitization Transaction, including, without limitation: (i) the reimbursable out-of-pocket expenses of Merrill Lynch (including the fees and disbursements of their attorneys); (ii) the Trustee's fees and out-of-pocket expenses (including the fees and disbursements of its attorneys) incurred in entering into the Pooling and Servicing Agreement; (iii) the fees charged by the Rating Agencies for rating the Certificates (including surveillance fees paid or to be paid to the Rating Agencies or any amount paid in connection with the closing to a person for assuming the obligation to pay surveillance fees);
(iv) the fees and disbursements of accountants and other professionals engaged by or on behalf of the Company or Merrill Lynch in connection with the Securitization Transaction; (v) state securities filing fees and related expenses (including the fees and disbursements of attorneys engaged to prepare state Blue Sky memoranda); (vi) recording fees, filing fees and fees for title policy endorsements and continuations related to the transfer of the Mortgage Loans to the Trustee; (vii) the costs of preparing, printing and delivering Offering Documents and Certificates; (viii) sales, transfer or similar taxes (including additions thereto) arising in connection with the sale of the Certificates to investors; (ix) miscellaneous costs and expenses, including travel, copying, messengers and overnight mail or courier services; and (x) all other reasonable costs and expenses incident to the performance of the Company's obligations under this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement; provided, however, that Transaction Expenses shall not include (A) other loan-related expenses of the Seller, including, without limitation, appraisals or environmental, engineering or other reports requested by Rating Agencies or reasonably reqested by other parties to the Securitization Transaction or potential investors in the non-investment grade Certificates; (B) the fees and disbursements of the Company's attorneys or Midland's attorneys; (C) the SEC filing fees with respect to the Company's shelf registration statement (however, Transaction Expenses shall include the cost of filing the preliminary and final prospectus, Term Sheets and appraisals as a part of such registration statement); (D) rents, salaries and other overhead expenses of the Company and Midland; and (E) any sum paid by Midland pursuant to the Master Servicing Appointment Agreement.

                                      B-2